Exhibit 99.1
GitLab Reports Second Quarter Fiscal Year 2024 Financial Results

Quarterly revenue of $139.6 million, up 38% year-over-year

Fiscal Second Quarter Highlights:
•Total revenue of $139.6 million
•GAAP operating margin of (39)%; Non-GAAP operating margin of (3)%
•GAAP net loss per share of $(0.33); Non-GAAP net income per share of $0.01

San Francisco (September 5, 2023) - All-Remote - GitLab Inc. (NASDAQ: GTLB), The DevSecOps Platform, today reported financial results for its second quarter fiscal year 2024, ended July 31, 2023.

“GitLab’s strong quarter is a result of our focus on creating a differentiated and innovative DevSecOps platform and executing on a strong go-to-market motion,” said Sid Sijbrandij, GitLab CEO and co-founder. “In addition, Gartner and Forrester recognized GitLab as a category leader, which is an important milestone for the company and signals the shift from point solutions to platforms. We believe that our rapid pace of product innovation and strong customer demand position us to capture a greater share of the estimated $40 billion total addressable market opportunity.”

“We are pleased with our continued business momentum as it shows the value proposition of our market-leading DevSecOps platform is resonating in the market,” said Brian Robins, GitLab chief financial officer. “Our revenue of $139.6 million this quarter represents an increase of 38% organically from the prior year, which shows that we continue to execute while driving responsible growth.”

Second Quarter Fiscal Year 2024 Financial Highlights (in millions, except per share data and percentages):

	Q2 FY 2024	Q2 FY 2023	Y/Y Change
Revenue	$139.6	$101.0	38%
GAAP Gross margin	89%	87%
Non-GAAP Gross margin	91%	89%
GAAP Operating loss	$(54.1)	$(65.3)	$11.2
Non-GAAP Operating loss	$(4.3)	$(27.0)	$22.7
GAAP Net loss attributable to GitLab	$(50.1)	$(59.0)	$8.9
Non-GAAP Net income (loss) attributable to GitLab	$1.9	$(21.5)	$23.4
GAAP Net loss per share attributable to GitLab	$(0.33)	$(0.40)	$0.07
Non-GAAP Net income (loss) per share attributable to GitLab	$0.01	$(0.15)	$0.16
A reconciliation between GAAP and non-GAAP financial measures is contained in this release under the section titled “Non-GAAP Financial Measures.”

Business Highlights:

•Customers with more than $5,000 of ARR increased to 7,815, up 33% from Q2 of fiscal year 2023.
•Customers with more than $100,000 of ARR increased to 810, up 37% from Q2 of fiscal year 2023.
•Dollar-Based Net Retention Rate was 124% in Q2 of fiscal year 2024.
•Named as a leader in the inaugural Gartner® Magic Quadrant™ for DevOps Platforms.

•Recognized as the only Leader in The Forrester Wave™: Integrated Software Delivery Platforms, Q2 2023 Report.
•Appointed Chris Weber as Chief Revenue Officer. A long-time Microsoft executive, Weber will oversee all field operations, including sales, customer success, and strategic partnerships.
•Released inaugural reports for environmental, social, and governance (ESG) and diversity, inclusion, and belonging (DIB). These reports highlight GitLab’s progress and performance across key ESG & DIB priorities.
•Announced the release of GitLab 16.0 to deliver AI-powered workflows, strengthen software supply chain security, and help customers meet complex compliance and regulatory needs.
•Launched the DevSecOps World Tour in Q2 of fiscal year 2024, which includes in-person customer events in 14 global cities.

Third Quarter and Fiscal Year 2024 Financial Outlook

For the third quarter and fiscal year 2024, GitLab Inc. expects (in millions, except share and per share data):

	Q3 FY 2024 Guidance	FY 2024 Guidance
Revenue	$140.0 - $141.0	$555.0 - $557.0
Non-GAAP operating loss	$(6.0) - $(5.0)	$(33.0) - $(30.0)
Non-GAAP net loss per share assuming approximately 155 million and 154 million weighted average shares outstanding as of Q3 FY2024 and FY24, respectively	$(0.02) - $(0.01)	$(0.08) - $(0.05)

These statements are forward-looking and actual results may differ materially as a result of many factors. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.

A reconciliation of GAAP to non-GAAP financial measures has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below in Non-GAAP Financial Measures. We have not provided the most directly comparable GAAP financial guidance measures because certain items are out of our control or cannot be reasonably predicted. Accordingly, a reconciliation of non-GAAP guidance for operating loss and net loss per share to the corresponding GAAP measures is not available.

Conference Call Information

GitLab will host a conference call today, September 5, 2023, at 1:30 p.m. (PT) / 4:30 p.m. (ET) to discuss its second quarter of fiscal 2024 financial results. Investors and analysts should register for the call in advance by visiting https://gitlab.zoom.us/webinar/register/WN_v_NmrHleRDeFXh4MyaoN1g#/registration. A replay of the call will be available on GitLab’s investor relations website (ir.gitlab.com).

About GitLab

GitLab is the most comprehensive DevSecOps Platform that empowers organizations to maximize the overall return on software development by delivering software faster and efficiently, while strengthening security and compliance. GitLab’s single application is easier to use, leads to faster cycle time and allows visibility throughout and control over all stages of the DevSecOps lifecycle. With GitLab, every team in your organization can collaboratively plan, build, secure, and deploy software to drive business outcomes faster with complete transparency, consistency and traceability.

Non-GAAP Financial Measures

GitLab believes non-GAAP measures are useful in evaluating its operating performance. GitLab uses this supplemental information to evaluate its ongoing operations and for internal planning and forecasting purposes. GitLab believes that non-GAAP financial information, when taken collectively with its GAAP financial information, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Reconciliations of non-GAAP financial measures to the most directly comparable financial results as determined in accordance with GAAP are included at the end of this press release following the accompanying financial data. We define non-GAAP financial measures as GAAP measures, excluding stock-based compensation expense, amortization of acquired intangible assets, foreign exchange (gain) loss, (gain) loss from a deconsolidation of a subsidiary, equity method investment (gain) loss, changes in the fair value of acquisition related contingent consideration, charitable donation of common stock, and restructuring charges. A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty of expenses that may be incurred in the future. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.

Forward-Looking Statements

This press release and the accompanying earnings call contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Although we believe that the expectations reflected in the forward-looking statements contained in this release and the accompanying earnings call are reasonable, they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause actual results or outcomes to be materially different from any future results or outcomes expressed or implied by the forward-looking statements. These risks, uncertainties, assumptions, and other factors include, but are not limited to the following:

• our ability to effectively manage future growth;
• our revenue growth rate in the future;
• our ability to achieve and sustain profitability, our business, financial condition, and operating results;
• our intense competition and loss of market share to our competitors;
• the market for our services may not grow;
• a decline in our customer renewals and expansions;
• fluctuations in our operating results;
• our ability to manage our growth effectively;
• our plans to incorporate artificial intelligence features into our products;
• our transparency;
• our publicly available company Handbook;
• security and privacy breaches;
• customers staying on our free self-managed or SaaS product offering;
• our limited operating history;
• our ability to respond to rapid technological changes;
• our ability to accurately predict the long-term rate of customer subscription renewals or adoption, or the impact of these renewals and adoption;
• our hiring model;
• the effects of regional and global conflict, including armed conflict in Ukraine, on our business; and
• general economic conditions (including changes in interest rates, inflation, increased volatility in the capital markets and instability in the global banking sector) and slow or negative growth of our markets.

Further information on these and additional risks, uncertainties, and other factors that could cause actual outcomes and results to differ materially from those included in or contemplated by the forward-looking statements contained in this release are included under the caption “Risk Factors” and elsewhere in the filings and reports we make with the Securities and Exchange Commission. We do not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events, except as required by law.

Operating Metrics

Annual Recurring Revenue (“ARR”): We define annual recurring revenue as the annual run-rate revenue of subscription agreements, including our self-managed and SaaS offerings but excluding professional services, from all customers as measured on the last day of a given month. We calculate ARR by taking the monthly recurring revenue (“MRR”) and multiplying it by 12. MRR for each month is calculated by aggregating, for all customers during that month, monthly revenue from committed contractual amounts of subscriptions, including our self-managed license, self-managed subscription, and SaaS subscription offerings but excluding professional services.

Dollar-Based Net Retention Rate: We calculate Dollar-Based Net Retention Rate as of a period end by starting with our customers as of the 12 months prior to such period end (“Prior Period ARR”). We then calculate the ARR from these customers as of the current period end (“Current Period ARR”). The calculation of Current Period ARR includes any upsells, price adjustments, user growth within a customer, contraction, and attrition. We then divide the total Current Period ARR by the total Prior Period ARR to arrive at the Dollar-Based Net Retention Rate.

GitLab Inc.
Condensed Consolidated Balance Sheets
(in thousands, except per share data)
(unaudited)

	July 31, 2023(1)	January 31, 2023(1)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$273,225	$295,402
Short-term investments	713,058	641,249
Accounts receivable, net of allowance for doubtful accounts of $180 and $1,564 as of July 31, 2023 and January 31, 2023, respectively	105,815	130,479
Deferred contract acquisition costs, current	25,069	26,505
Prepaid expenses and other current assets	26,053	24,327
Total current assets	1,143,220	1,117,962
Property and equipment, net	4,080	5,797
Operating lease right-of-use assets	673	998
Equity method investment	10,574	12,682
Goodwill	8,145	8,145
Intangible assets, net	2,774	3,901
Deferred contract acquisition costs, non-current	14,743	15,628
Other long-term assets	4,860	4,087
TOTAL ASSETS	$1,189,069	$1,169,200
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$4,165	$5,184
Accrued expenses and other current liabilities	24,643	25,954
Accrued compensation and benefits	23,504	20,776
Deferred revenue, current	268,883	254,382
Total current liabilities	321,195	306,296
Deferred revenue, non-current	25,860	28,355
Other non-current liabilities	10,774	9,824
TOTAL LIABILITIES	357,829	344,475
STOCKHOLDERS’ EQUITY:
Preferred stock, $0.0000025 par value; 50,000 shares authorized as of July 31, 2023 and January 31, 2023; no shares issued and outstanding as of July 31, 2023 and January 31, 2023	—	—
Class A Common stock, $0.0000025 par value; 1,500,000 shares authorized as of July 31, 2023 and January 31, 2023; 103,432 and 94,655 shares issued and outstanding as of July 31, 2023 and January 31, 2023, respectively	—	—
Class B Common stock, $0.0000025 par value; 250,000 shares authorized as of July 31, 2023 and January 31, 2023; 51,178 and 56,489 shares issued and outstanding as of July 31, 2023 and January 31, 2023, respectively	—	—
Additional paid-in capital	1,610,072	1,497,373
Accumulated deficit	(828,197)	(725,648)
Accumulated other comprehensive income (loss)	1,782	(705)
Total GitLab stockholders’ equity	783,657	771,020
Noncontrolling interests	47,583	53,705
TOTAL STOCKHOLDERS’ EQUITY	831,240	824,725
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,189,069	$1,169,200
__________
(1) As of July 31, 2023 and January 31, 2023, the consolidated balance sheet includes assets of the consolidated variable interest entity, GitLab Information Technology (Hubei) Co., LTD (“JiHu”), of $52.5 million and $62.8 million, respectively, and liabilities of $7.3 million and $8.9 million, respectively. The assets of JiHu can be used only to settle obligations of JiHu and creditors of JiHu do not have recourse against the general credit of GitLab Inc.

GitLab Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended July 31,		Six Months Ended July 31, 2023
	2023	2022	2023	2022
Revenue:
Subscription—self-managed and SaaS	$122,096	$88,936	$233,287	$165,859
License—self-managed and other	17,485	12,105	33,172	22,589
Total revenue	139,581	101,041	266,459	188,448
Cost of revenue:
Subscription—self-managed and SaaS	10,871	10,671	21,762	18,604
License—self-managed and other	3,825	2,359	6,873	4,274
Total cost of revenue	14,696	13,030	28,635	22,878
Gross profit	124,885	88,011	237,824	165,570
Operating expenses:
Sales and marketing	92,116	80,689	178,653	147,399
Research and development	49,007	39,520	99,394	71,350
General and administrative	37,819	33,104	72,067	54,996
Total operating expenses	178,942	153,313	350,114	273,745
Loss from operations	(54,057)	(65,302)	(112,290)	(108,175)
Interest income	9,112	3,064	16,427	3,590
Other income (expense), net	(1,330)	1,500	(1,077)	19,948
Loss before income taxes and loss from equity method investment	(46,275)	(60,738)	(96,940)	(84,637)
Loss from equity method investment, net of tax	(917)	(816)	(1,665)	(1,019)
Provision for (benefit from) income taxes	4,016	(57)	5,502	2,454
Net loss	$(51,208)	$(61,497)	$(104,107)	$(88,110)
Net loss attributable to noncontrolling interest	(1,128)	(2,473)	(1,558)	(2,987)
Net loss attributable to GitLab	$(50,080)	$(59,024)	$(102,549)	$(85,123)
Net loss per share attributable to GitLab Class A and Class B common stockholders, basic and diluted	$(0.33)	$(0.40)	$(0.67)	$(0.58)
Weighted-average shares used to compute net loss per share attributable to GitLab Class A and Class B common stockholders, basic and diluted	153,644	147,797	152,683	147,248

GitLab Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Six Months Ended July 31,
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss, including amounts attributable to noncontrolling interest	$(104,107)	$(88,110)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation expense	78,698	55,218
Charitable donation of common stock	5,350	—
Amortization of intangible assets	1,125	1,176
Depreciation expense	2,206	1,286
Amortization of deferred contract acquisition costs	20,619	21,618
Gain from deconsolidation of Meltano Inc.	—	(17,798)
Loss from equity method investment	2,108	1,290
Net amortization of premiums or discounts on short-term investments	(8,494)	(1,293)
Unrealized foreign exchange loss (gain), net	825	(1,572)
Other non-cash (income) expense, net	(103)	469
Changes in assets and liabilities:
Accounts receivable	25,281	(13,568)
Prepaid expenses and other current assets	(4,248)	(5,488)
Deferred contract acquisition costs	(18,137)	(21,210)
Other long-term assets	(721)	2,700
Accounts payable	(1,023)	528
Accrued expenses and other current liabilities	1,183	90
Accrued compensation and benefits	2,611	(16,680)
Deferred revenue	11,175	17,549
Other non-current liabilities	1,800	(696)
Net cash provided by (used in) operating activities	16,148	(64,491)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of short-term investments	(334,996)	(520,664)
Proceeds from maturities of short-term investments	272,984	50,031
Purchases of property and equipment	(533)	(3,234)
Deconsolidation of Meltano Inc.	—	(9,620)
Escrow payment related to business combination, after acquisition date	(2,500)	—
Net cash used in investing activities	(65,045)	(483,487)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from the issuance of common stock upon exercise of stock options, including early exercises, net of repurchases	17,777	11,311
Issuance of common stock under employee stock purchase plan	7,751	9,554
Contributions received from noncontrolling interests, net of issuance costs	—	57,673
Net cash provided by financing activities	25,528	78,538
Impact of foreign exchange on cash and cash equivalents	(1,308)	(4,475)
Net decrease in cash and cash equivalents	(24,677)	(473,915)
Cash, cash equivalents, and restricted cash at beginning of period	297,902	887,172
Cash, cash equivalents, and restricted cash at end of period	$273,225	$413,257
Reconciliation of cash, cash equivalents and restricted cash within the condensed consolidated balance sheets to the amounts shown in the condensed consolidated statements of cash flows above:
Cash and cash equivalents	$273,225	$410,757
Restricted cash, included in prepaid expenses and other current assets	—	2,500
Total cash, cash equivalents and restricted cash	$273,225	$413,257

GitLab Inc.
Reconciliation of GAAP to Non-GAAP
(in thousands, except per share data)
(unaudited)

	Three Months Ended July 31,		Six Months Ended July 31,
	2023	2022	2023	2022
Gross profit on GAAP basis	$124,885	$88,011	$237,824	$165,570
Gross margin on GAAP basis	89%	87%	89%	88%
Stock-based compensation expense	1,698	1,585	3,112	2,375
Amortization of acquired intangibles	521	521	1,025	1,025
Restructuring charges	46	—	463	—
Gross profit on non-GAAP basis	$127,150	$90,117	$242,424	$168,970
Gross margin on non-GAAP basis	91%	89%	91%	90%

Sales and marketing on GAAP basis	$92,116	$80,689	$178,653	$147,399
Stock-based compensation expense	(21,295)	(14,851)	(35,059)	(21,902)
Restructuring charges	(118)	—	(3,677)	$—
Sales and marketing on non-GAAP basis	$70,703	$65,838	$139,917	$125,497

Research and development on GAAP basis	$49,007	$39,520	$99,394	$71,350
Stock-based compensation expense	(12,477)	(11,339)	(24,179)	(16,375)
Restructuring charges	12	—	(2,047)	—
Research and development on non-GAAP basis	$36,542	$28,181	$73,168	$54,975

General and administrative on GAAP basis	$37,819	$33,104	$72,067	$54,996
Amortization of acquired intangibles	(25)	(74)	(100)	(151)
Stock-based compensation expense	(10,898)	(9,972)	(16,348)	(14,566)
Restructuring charges	(20)	—	(1,638)	—
Charitable donation of common stock	(2,675)	—	(5,350)	—
General and administrative on non-GAAP basis	$24,201	$23,058	$48,631	$40,279

Loss from operations on GAAP basis	$(54,057)	$(65,302)	$(112,290)	$(108,175)
Stock-based compensation expense	46,368	37,747	78,698	55,218
Amortization of acquired intangibles	546	595	1,125	1,176
Restructuring charges	172	—	7,825	—
Charitable donation of common stock	2,675	—	5,350	—
Loss from operations on non-GAAP basis	$(4,296)	$(26,960)	$(19,292)	$(51,781)

Other income (expense), net on GAAP basis	$(1,330)	$1,500	$(1,077)	$19,948
Gain from deconsolidation of Meltano Inc.	—	—	—	(17,798)
Foreign exchange gains (losses), net	1,268	(1,646)	994	(2,506)
Other income, net on non-GAAP basis	$(62)	$(146)	$(83)	$(356)

Net loss attributable to GitLab common stockholders on GAAP basis	$(50,080)	$(59,024)	$(102,549)	$(85,123)
Stock-based compensation expense	46,368	37,747	78,698	55,218
Amortization of acquired intangibles	546	595	1,125	1,176
Restructuring charges	172	—	7,825	—
Charitable donation of common stock	2,675	—	5,350	—
Gain from deconsolidation of Meltano Inc.	—	—	—	(17,798)
Loss from equity method investment, net of tax	917	816	1,665	1,019
Foreign exchange gains (losses), net	1,268	(1,646)	994	(2,506)
Net income (loss) attributable to GitLab common stockholders on non-GAAP basis	$1,866	$(21,512)	$(6,892)	$(48,014)

GAAP net loss per share, basic and diluted	$(0.33)	$(0.40)	$(0.67)	$(0.58)
Non-GAAP net income (loss) per share, basic	$0.01	$(0.15)	$(0.05)	$(0.33)
Non-GAAP net income (loss) per share, diluted	$0.01	$(0.15)	$(0.05)	$(0.33)

Shares used in per share calculation - basic on GAAP basis	153,644	147,797	152,683	147,248
Effect of dilutive securities (1)	7,473	—	—	—
Shares used in per share calculation - diluted on non-GAAP basis	161,117	147,797	152,683	147,248

(1) Shares used for net income per share on non-GAAP basis include incremental dilutive shares related to restricted stock units, options, and shares issuable under GitLab Inc.’s 2021 Employee Stock Purchase Plan that are anti-dilutive on a GAAP basis.

Media Contact:
Lisa Boughner
VP, Global Communications
GitLab Inc.
press@gitlab.com

Investor Contact:
Jack Andrews
VP, Investor Relations
GitLab Inc.
ir@gitlab.com